As filed with the Securities and Exchange Commission on February 28, 2011
Registration Nos. 333-31127; 811-08291

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No.	__

Post-Effective Amendment No.	19

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	20

(Check appropriate box or boxes)

ISI STRATEGY FUND, INC.
(Exact Name of Registrant as Specified in Charter)

40 West 57th Street, 18th Floor
New York, New York 10019
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code:  (212) 446-5600

R. Alan Medaugh.
40 West 57th Street, 18th Floor
New York, NY  10019

Copies to:

Edward J. Veilleux
EJV Financial Services LLC
5 Brook Farm Court
Hunt Valley, MD  21030
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ X/	on (March 1, 2011) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ISI	International Strategy & Investment

ISI STRATEGY FUND
(STRTX)

A mutual fund seeking to maximize total return
through a combination of long-term growth of
capital and current income by actively allocating
investments between common stocks of U.S.
issuers and securities issued by the U.S. Treasury.

The Securities and Exchange Commission
has neither approved nor disapproved these
securities nor has it passed upon the adequacy
of this Prospectus. Any representation to the
contrary is a criminal offense.

March 1, 2011

ISI Strategy Fund, Inc.

PROSPECTUS

TABLE OF CONTENTS

Risk/Return Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Principal Risks	3
Performance Summary	5
Portfolio Management	6
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
Additional Investment Information	8
The Fund’s Net Asset Value	8
How to Buy Shares	9
How to Redeem Shares	11
Telephone Transactions	12
Transactions Through Third Parties	12
Sales Charges	13
Dividends and Taxes	15
Investment Advisor and Sub-Advisor	16
Other Service Providers	17
Financial Highlights	18

The Fund is managed by International
Strategy & Investment Inc. (the “Advisor”).

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Fund is to maximize total return through a combination of long-term growth of capital and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the ISI Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section on page 11 of this Prospectus and the “Distribution of Fund Shares” section on page 27 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.41%
Total Annual Fund Operating Expenses	1.06%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 405	$ 628	$ 868	$1,560

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s assets are actively allocated between common stocks of U.S. issuers and securities issued by the United States Treasury (“U.S. Treasury Securities”). The allocation of the Fund’s assets between U.S. common stocks and U.S. Treasury Securities is based upon the Advisor’s analysis of the pace of the economy and its forecast of the direction of interest rates and corporate earnings. When the Advisor expects the environment ahead to be more favorable to financial assets, the Fund would move towards a more aggressive strategy with a heavier weighting in common stocks. Conversely, when the Advisor expects a defensive environment ahead for financial assets, the Fund will move towards a conservative strategy with a heavier weighting in U.S. Treasury Securities and an emphasis on maturities of five years or less. A neutral strategy will be used in an environment with more mixed news. The allocation of the Fund’s assets will be reviewed periodically in light of the Advisor’s forecasts and will be changed when the Advisor believes it is appropriate.

The Fund’s assets will generally be allocated as follows:

•
Aggressive Strategy - approximately 100% in common stocks. An aggressive strategy is defined as the strategy used when the Advisor expects the environment to be more favorable to financial assets, characterized by low inflation, declining interest rates and/or rising corporate profits.

•
Neutral Strategy - approximately 75% in common stocks and 25% in U.S. Treasury Securities. A neutral strategy is defined as the strategy used when the Advisor expects the environment to be between aggressive and conservative.

•
Conservative Strategy - approximately 50% in common stocks and 50% in U.S. Treasury Securities. A conservative strategy is defined as the strategy used when the Advisor expects a defensive environment for financial assets, characterized by  rising interest rates and/or declining corporate profits.

Common Stock Selection. The Fund’s common stock investments are selected using a quantitative model that seeks to capture an enhanced return from the broad U.S. equity market, as represented by the Wilshire 5000 Total Market Index (the “Wilshire 5000”). The Wilshire 5000 represents the broadest index for the U.S. equity market, and consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. Using this quantitative model, the portfolio managers select a sampling of the common stocks contained in the Wilshire 5000 in an attempt to match the return of the Wilshire 5000 plus 1% to 2%, with volatility that from time-to-time may exceed that of the Wilshire 5000. The portfolio managers use this model to construct an equity portfolio having a

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market capitalization and industry sector weightings that closely resemble that of the Wilshire 5000, but, when the model suggests, the Fund’s sector weightings will be varied slightly in an effort to provide enhanced returns.

U.S. Treasury Security Selection. U.S. Treasury Securities include Treasury bills, notes and bonds as well as Treasury Inflation-Protected Securities (“TIPs”) and Separate Trading of Registered Interest and Principal Securities (“STRIPS”). TIPs are securities whose principal is adjusted according to changes in the consumer price index and whose principal increases with inflation and decreases with deflation. STRIPS are securities that do not pay interest currently but are purchased at a discount and are payable in full at maturity. U.S. Treasury Securities are backed by the “full faith and credit” of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. The Advisor buys and sells U.S. Treasury Securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, the Advisor will consider both yield and a security’s potential for capital appreciation resulting from possible changes in interest rates. At certain times, the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (less than 5 years) and at other times it may be relatively long (over 10 years). If the market environment is defensive and rising interest rates and weak corporate earnings are expected, the Fund may invest primarily in securities with shorter-term maturities. Conversely, in an aggressive market environment of low inflation, declining interest rates and rising corporate profits, the Fund may invest primarily in securities with longer-term maturities.

Principal Risks

The Fund may be suited for you if you are seeking long-term total return.

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund’s share price will vary from day-to-day based upon changes in the price of the securities held by the Fund. Common stocks are subject to market risks and at times, the stock markets can be volatile and stock prices can change dramatically. The price of U.S. Treasury Securities will change in response to changes in general economic conditions and market factors, especially interest rate changes. The Fund’s investments in common stocks can be expected to be more volatile than the Fund’s investments in U.S. Treasury Securities. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Some of the specific principal risks of investing in the Fund are listed below.

Stock Market Risks

The value of the common stocks held by the Fund will fluctuate based upon overall economic conditions, interest rates, conditions within a particular industry, investor perceptions of the economy, the performance of the markets, and the performance of companies represented by the Wilshire 5000. Stock markets tend to move in cycles and may experience periods of turbulence and instability.

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•
Small and Medium-Sized Company Risk. The prices of the securities of small and medium capitalization companies can fluctuate more significantly than the prices of the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. Small and medium sized companies may have the following risks:

•	analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;

•	their securities may be traded in the over-the-counter markets or on a regional securities exchange, potentially making them more thinly traded and less liquid than securities of larger companies;

•	changes in the value of small and medium sized company stocks may not mirror the fluctuations of the overall stock market; and

•	they may have more limited product lines, markets and financial resources, which may make them more susceptible to economic or market setbacks.

•
Large-Sized Company Risk. The prices of securities of larger capitalization companies can fluctuate due to changes in market, economic and business conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion.

U.S. Treasury Security Risks

•
Interest Rate Risk. The value of the Fund’s U.S. Treasury Securities can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The yields of U.S. Treasury Securities may be lower than the yields available from other types of fixed-income investments.

•
Maturity Risk. Longer-term U.S. Treasury Securities and STRIPS generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Management Risks

There can be no assurance that the Advisor will be successful in assessing economic trends and actively allocating the Fund’s investments. The Advisor’s assessment of market and economic conditions may cause it to invest too much or too little in either stocks or U.S. Treasury Securities, which could adversely affect the Fund’s performance. There is no guarantee that the Fund will achieve its investment objective.

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Performance Summary

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the past ten calendar years. The impact of taxes and sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-882-8585.

Annual Total Returns

 During the periods shown in the bar chart, the highest return for a quarter was 14.39% (quarter ended September 30, 2009) and the lowest return for a quarter was -17.14% (quarter ended December 31, 2008).

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Average Annual Total Returns for Periods Ended December 31, 2010

The table below shows how the Fund’s average annual total returns compare with those of the Wilshire 5000 Index. The Wilshire 5000 Index is an unmanaged index that represents the broadest measure of the U.S. equity market. The table also presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years

Return Before Taxes	10.40%	2.90%	3.09%

Return After Taxes on Distributions	10.17%	2.26%	2.55%

Return After Taxes on Distributions and Sale of Fund Shares	7.03%	2.27%	2.41%

Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.87%	3.21%	2.66%

Portfolio Management

International Strategy & Investment Inc. is the investment advisor of the Fund and is responsible for guiding the allocation of the Fund’s assets and for managing the Fund’s portfolio of U.S. Treasury Securities. Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) is the sub-advisor of the Fund and is responsible for managing the Fund’s portfolio of common stocks.

Portfolio Managers

•	R. Alan Medaugh, Co-Founder and President of the Advisor Portfolio Manager of the Fund since its inception in 1997

•	Thomas D. Stevens, Chairman and President of LA Capital Portfolio Manager of the Fund since its inception in 1997

•	Daniel E. Allen, Director of Global Equities of LA Capital Portfolio Manager of the Fund since January 2011

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Purchase and Sale of Fund Shares

Minimum Initial Investment

The minimum initial investment is $5,000 which may be waived at the discretion of the Fund.  The minimum for an individual retirement account (“IRA”), qualified retirement plan or within a wrap-fee account managed by your securities dealer or fund servicing agent is $1,000 which may be waived at the discretion of the Fund. At the Advisor’s or the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the minimum initial investment requirement. The minimum initial investment may also be waived or reduced for certain financial intermediaries that have entered into appropriate arrangements with the Fund or otherwise by the Fund in its discretion.

Minimum Subsequent Investment

  The minimum subsequent investment for shares of the Fund is $100 and the Advisor reserves the right to waive the minimum on subsequent investments. The minimum for participants in the Automatic Investment Plan is $100. The Automatic Investment Plan is currently closed to new participants.

General Information

You may purchase or redeem (sell) shares of the Fund through your securities dealer or through any fund servicing agent on each day that the Fund is open for business. Transactions must be made through your securities dealer or fund servicing agent, unless the shares are registered in your name. If your Fund shares are registered in your name, transactions may be initiated by written request or by telephone. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call the Fund at 1-800-882-8585.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

When you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INVESTMENT INFORMATION

Temporary Defensive Strategies. To reduce the Fund’s risk under adverse market conditions, the Advisor may, for temporary defensive purposes, invest up to 100% of the Fund’s assets in money market instruments, including short-term U.S. Government and agency securities, bank and corporate securities, and repurchase agreements fully collateralized by these securities. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believes that the risk of loss in pursuing the Fund’s primary investment strategies outweighs the opportunity for gains.

THE FUND’S NET ASSET VALUE

The price you pay when you buy shares or receive when you redeem shares is based on the Fund’s net asset value per share. When you buy shares, the price you pay may be increased by a sales charge. See the section entitled “Sales Charges” for details on how and when this charge may or may not be imposed.

The net asset value of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Fund’s transfer agent (the “Transfer Agent”) to determine whether the Fund will close early before a particular holiday. The Fund’s net asset value is calculated by subtracting the Fund’s liabilities from its assets and dividing the result by the number of outstanding shares.

In valuing its assets, the Fund prices its investments at their market value. The Fund may value securities at fair value pursuant to procedures adopted by the Fund’s Board of Directors if market quotations are not readily available or are unreliable due to, among other things, the occurrence of events after the close of the markets on which the Fund’s securities primarily trade but before the time as of which the Fund calculates its net asset value. The Fund’s investment in securities of small- and mid-capitalization companies may be more likely to require a fair value determination than large-capitalization companies because they are more thinly traded and thus less liquid than the securities of larger-capitalization companies.

You may buy or redeem shares on any day the Exchange is open for business (a “Business Day”). If your order is received by the Fund or its agents in proper form before the close of the Exchange, the price you pay or receive will be based on that day’s net asset value. If your order is received after the close of the Exchange, the price you pay or receive will be based on the net asset value determined on the next Business Day.

The following sections describe how to buy and redeem shares.

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HOW TO BUY SHARES

You may buy shares through any securities dealer authorized to sell the Fund’s shares (“Securities Dealer”) and any financial institution that acts as a shareholder servicing agent on behalf of the Fund (“Fund Servicing Agent”). Send your check (along with a completed Application Form) to the Fund’s Transfer Agent in order to open an account. You may obtain an Application Form by calling the Transfer Agent at 1-800-882-8585 or by visiting the Fund’s website at www.isifunds.com, or in writing. Written requests should be sent to:

By Mail:

ISI Strategy Fund, Inc.
c/o State Street Transfer Agency
P.O. Box 5493
Boston, MA  02206

By Overnight:

ISI Strategy, Inc.
c/o State Street Transfer Agency
200 Clarendon Street
Boston, MA  02116

It is the responsibility of your Securities Dealer or Fund Servicing Agent to transmit properly completed orders  to the Transfer Agent in a timely manner.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group that the Fund, in its sole discretion, believes to be involved in frequent trading.

Investment Minimums

Your initial investment must be at least $5,000 unless you are investing in an IRA, qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent. Your initial investment may be as low as $1,000 if you are investing in an IRA, qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent. The Fund reserves the right to change or reduce these minimums at its discretion. Subsequent investments must be at least $100 unless you are a current participant in the Automatic Investment Plan. The Advisor reserves the right to change or reduce these minimums at its discretion.

Automatic Investment Plan

The Automatic Investment Plan is closed to new participants. If you are a current participant in the Automatic Investment Plan, your subsequent investments may be as low as $100.

Dividend Reinvestment Plan

Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional shares of the Fund at the current net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds managed by the Advisor (each an “ISI Fund”). To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your Securities Dealer or your Fund Servicing Agent at least five days before the date on which the next dividend or distribution will be paid.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

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When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or your Securities Dealer or Fund Servicing Agent. If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.

Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.

The Fund will attempt to verify your identity within a time frame established in its sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your shares and you will be subject to any related taxes.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, it is possible that your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Limitations on Frequent Purchases and Redemptions

The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of the Fund’s shares. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund may interfere with the management of the Fund’s portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within a certain period. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment. These restrictions apply uniformly among all shareholders.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

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HOW TO REDEEM SHARES

You may redeem all or part of your investment through your Securities Dealer or Fund Servicing Agent. Contact them for information on how to place your redemption order and how you will be paid. If your account is registered in your name (rather than in your Securities Dealer’s or Fund Servicing Agent’s name), you may also redeem shares by contacting the Transfer Agent. Redemptions through the Transfer Agent may be made by mail or, if you are redeeming $50,000 or less, by telephone. See the section entitled “Telephone Transactions” for more information on this method of redemption. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may take up to 15 calendar days.

Your Securities Dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your shares.

1)
A letter of instruction specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2)
In certain circumstances, a guarantee of your signature. These circumstances include: a change in ownership of your account; a change in your address within the past 30 days; a request to mail a check to an owner, bank account or address other than that stated on your Application Form; or a redemption request of more than $50,000. Your signature guarantee must be obtained from a bank or Securities Dealer that participates in the STAMP Medallion Program. Your signature can not be guaranteed by a notary.

3)	Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4)	Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you are entitled to a dividend and have redeemed all of your shares prior to the payable date, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. Redemption proceeds may not be available until your check has cleared or up to 15 days, whichever is earlier.

Small Accounts. If you redeem sufficient shares to reduce your investment to $3,500 or less, the Fund may redeem your remaining shares and close your account after giving you 60 days’ notice. This does not currently apply to shares held in an IRA or qualified retirement plan or shares held within a wrap-fee account managed by a Securities Dealer or Fund Servicing Agent.

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Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur when the amount to be redeemed is large enough to affect the Fund’s operations (for example, if it represents more than 1% of the Fund’s assets).

Systematic Withdrawal Plan. If you own shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund’s Systematic Withdrawal Plan. Each redemption under this plan involves all of the tax implications normally associated with Fund redemptions. Contact your Securities Dealer, your Fund Servicing Agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

If your shares are registered in your name, you may redeem them (in an amount up to $50,000) or exchange them for shares of another ISI Fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

During periods of significant economic or market volatility, you may experience difficulty contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

TRANSACTIONS THROUGH THIRD PARTIES

The policies and fees (other than sales charges) charged by your Securities Dealer or Fund Servicing Agent may be different than those of the Fund. These financial institutions may charge transaction fees and may have different minimum investment requirements or different limitations on buying or selling shares. These institutions may designate intermediaries to accept purchase and sales orders on behalf of the Fund. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your Securities Dealer or Fund Servicing Agent for more information.

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The Advisor or its affiliates may enter into arrangements with a Securities Dealer or Fund Servicing Agent under which the Advisor, at its own expense, will pay the financial institution a fee for providing distribution related services and/or performing certain administrative servicing functions (such as sub-transfer agency, recordkeeping or shareholder communication services) for the benefit of Fund shareholders. The Fund may also directly compensate a Securities Dealer or Fund Servicing Agent (if approved by the Board) for providing administrative servicing functions for the benefit of Fund shareholders. Payments by the Advisor or an affiliate out of its own resources that create an incentive for these financial institutions to sell shares of the Fund and/or to promote retention of customer assets in the Fund are sometimes referred to as “revenue sharing” (see the Fund’s Statement of Additional Information (“SAI”) for additional details).

SALES CHARGES

Purchase Price

The price you pay to buy shares is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of the sales charge included in your purchase price will be according to the following schedule:

	Sales Charge as % of
Amount of Purchase	Offering Price	Net Amount Invested
Less than $100,000	3.00%	3.09%
$100,000 - $249,999	2.50%	2.56%
$250,000 - $499,999	2.00%	2.04%
$500,000 - $999,999	1.50%	1.52%
$1,000,000 - $1,999,999	0.75%	0.76%
$2,000,000 - $2,999,999	0.50%	0.50%
$3,000,000 and over	None	None

The sales charge you pay on a purchase of shares may be reduced or eliminated if you qualify under the rights of accumulation plan, letter of intent or under any of the circumstances described under “Purchases at Net Asset Value” below.

Rights of Accumulation. If you are purchasing additional shares of the Fund or shares of Total Return U.S. Treasury Fund, Inc., Class A shares of Managed Municipal Fund, Inc., or Class A shares of North American Government Bond Fund, Inc., you may combine the value of your purchase with the value of your existing investments and those of your spouse and your children under the age of 21 to determine whether you qualify for a reduced sales charge. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

To be entitled to a reduced sales charge based on the shares you already own, you must ask for the reduction at the time of purchase. The Fund may amend or terminate this right of accumulation at any time.

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Letter of Intent. If you anticipate making additional purchases of shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent indicating the total value of your anticipated purchases and your intention to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to your combined intended purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Calculating Your Sales Charge. The transaction processing procedures maintained by certain financial institutions through which you can purchase shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under rights of accumulation or letters of intent. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to identify account assets that qualify for a reduced sales charge under rights of accumulation or letters of intent.

Purchases at Net Asset Value. You may buy shares without paying a sales charge under the following circumstances:

1)	If you are reinvesting some or all of the proceeds of a redemption of shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2)	If you are exchanging an investment in another ISI Fund for an investment in the Fund (see “Purchases by Exchange” below for a description of the conditions).

3)
If you are a current or retired Director of this or any other ISI Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund’s sub-advisor, the Fund’s administrator, or a broker-dealer authorized to sell shares of the Fund.

4)
If you purchase shares in a fiduciary or advisory account through a bank, bank trust department, registered investment advisor, financial planner or Securities Dealer. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your Securities Dealer or Fund Servicing Agent if you buy shares in this manner.

Sales charge information regarding the Fund is available on the Fund’s website at www.isifunds.com. Additional information about sales charges is in the Fund’s SAI.

Purchases by Exchange

You may exchange shares of the Fund for an equal dollar amount of shares of Total Return U.S. Treasury Fund, Inc., Class A shares of Managed Municipal Fund, Inc. or Class A Shares of North American Government Bond Fund, Inc. without payment of the sales charges described above or any other charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the

14

other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days’ notice.

You may request an exchange through your Securities Dealer or Fund Servicing Agent. Contact them for details on how to enter your order. If your shares are registered in your name, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

The price you receive when you redeem shares will be the net asset value per share.

Distribution and Shareholder Service Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay distribution and other fees for the sale of its shares and for shareholder services provided by your Securities Dealer or Fund Servicing Agent. The Fund pays an annual distribution/shareholder service fee equal to 0.25% of its average daily net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

Dividends and Distributions

The Fund’s policy is to distribute to shareholders substantially all of its net investment income in the form of quarterly dividends and to distribute net realized capital gains at least annually.

Certain Federal Income Tax Consequences

The following summary is based on current tax laws, which may change.

The Fund expects that its distributions will primarily consist of ordinary income and capital gains. Some of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met.

The Fund will distribute substantially all of its net investment income quarterly and net realized capital gains at least annually. Dividends and distributions may be subject to federal, state and local taxation, depending upon your tax situation, whether you receive them in cash or reinvest them in additional shares. Income dividends and short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of Fund shares is generally a taxable event. For tax purposes, an exchange of shares for shares of a different ISI Fund is the same as a sale.

15

More information about taxes is in the SAI. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR

International Strategy & Investment Inc., the Fund’s investment advisor, is located at 40 West 57th Street, New York, New York 10019. The Advisor is also the investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. These funds, together with the Fund, had approximately $410 million in net assets as of December 31, 2010.

Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”), the Fund’s investment sub-advisor, is located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025. LA Capital began operations in March 2002 after spinning-off from Wilshire Associates, Inc. (“Wilshire”), the Fund’s former sub-advisor. LA Capital is a registered investment advisor with approximately $6.7 billion of assets under management as of December 31, 2010.

As compensation for its services during the fiscal year ended October 31, 2010, the Advisor received from the Fund a fee equal to 0.40% of the Fund’s average daily net assets. The Advisor compensates LA Capital out of its advisory fee or from its own resources.

The continuances of the Investment Advisory Agreement with the Advisor and the Sub-Advisory Agreement with LA Capital were most recently approved by the Fund’s Board of Directors on September 23, 2010. A discussion summarizing the basis on which the Board of Directors approved the continuances of the Investment Advisory Agreement and the Sub-Advisory Agreement is included in the Fund’s annual report for the year ended October 31, 2010.

Portfolio Management

The Advisor is responsible for guiding the allocation of the Fund’s assets and for managing the Fund’s portfolio of U.S. Treasury Securities. The Sub-Advisor is responsible for managing the Fund’s portfolio of common stocks. The Fund’s portfolio managers are R. Alan Medaugh, Thomas D. Stevens and Daniel E. Allen.

Mr. Medaugh, President and a Director of the Fund and President of the Advisor, is responsible for executing the allocation strategy as well as the day-to-day management of the Fund’s portfolio of U.S. Treasury Securities. Mr. Medaugh co-founded the Advisor with Edward S. Hyman in 1991. Before joining the Advisor, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

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Mr. Stevens, a Vice President of the Fund, is Chairman and President of LA Capital. Prior to joining LA Capital, Mr. Stevens was Senior Vice President and Principal of Wilshire and Chief Investment Officer of Wilshire Asset Management (“WAM”). Mr. Stevens joined Wilshire and WAM in 1980. Prior to joining Wilshire, Mr. Stevens was a portfolio manager and analyst at the National Bank of Detroit.

Mr. Allen is the Director of Global Equities at LA Capital. Prior to joining LA Capital in 2009, Mr. Allen was a Senior Managing Director, Board member of Wilshire Associates, and a Private Markets Group Management Committee member. During his tenure with Wilshire, Mr. Allen held various senior positions for more than two decades in different divisions, including Wilshire’s Consulting Division and Wilshire’s Private Markets Group, where he resided in Europe and led asset management activities in the region.

Mr. Hyman, Senior Economic Advisor of the Fund and Chairman of the Advisor, is responsible for developing the forecasts and economic analyses on which the Fund’s allocation strategy and its selection of investments in the Fund’s portfolio of U.S. Treasury Securities are based. Before joining the Advisor, Mr. Hyman was vice chairman and a Board member of C.J. Lawrence Inc. and, prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to the Advisor’s private institutional clients in the United States and overseas. The periodical Institutional Investor , which rates analysts and economists on an annual basis, has rated Mr. Hyman as a “first team” economist, which is its highest rating, in each of the last 31 years.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

OTHER SERVICE PROVIDERS

International Strategy & Investment Group Inc., 40 West 57th Street, New York, New York, is the principal underwriter of the Fund.

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 is the Fund’s administrator, transfer and dividend disbursing agent, fund accountant and custodian.

17

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006 has been audited by BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), whose report, along with the Fund’s financial statements, is included in the October 31, 2010 annual report, which is available upon request.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$10.64	$9.63	$14.82	$13.54	$12.12

Income (loss) from investment operations:
Net investment income(a)	0.16	0.11	0.13	0.17	0.15
Net realized and unrealized gains (losses) on investments	1.64	1.02	(4.39)	1.65	1.42
Total from investment operations	1.80	1.13	(4.26)	1.82	1.57

Less distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.13)	(0.17)	(0.15)
Distributions from net realized gains	—	—	(0.80)	(0.37)	—
Total distributions	(0.16)	(0.12)	(0.93)	(0.54)	(0.15)

Net asset value at end of year	$12.28	$10.64	$9.63	$14.82	$13.54

TOTAL RETURN(b)	17.05%	11.84%	(30.49% )	13.79%	13.01%

Net assets at end of year (000's)	$60,445	$53,731	$53,245	$80,535	$69,438

Ratio of expenses to average net assets	1.06%	1.10%	0.99%	0.96%	0.95%

Ratio of net investment income to average net assets	1.40%	1.19%	1.02%	1.21%	1.17%

Portfolio turnover rate	38%	55%	42%	62%	41%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

ISI STRATEGY FUND

Investment Advisor
INTERNATIONAL STRATEGY & INVESTMENT INC.
40 West 57th Street, 18th Floor
New York, NY 10019

Investment Sub-Advisor
LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC.
11150 Santa Monica Boulevard, Suite 200
Los Angeles, CA 90025

Administrator STATE STREET BANK AND TRUST COMPANY One Lincoln Street Boston, MA 02111	Distributor INTERNATIONAL STRATEGY & INVESTMENT GROUP, INC. 40 West 57th Street, 18th Floor New York, NY 10019 (800) 955-7175

Transfer Agent STATE STREET BANK AND TRUST COMPANY One Lincoln Street Boston, MA 02111 1-800-882-8585	Independent Registered Public Accounting Firm BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Custodian STATE STREET BANK AND TRUST COMPANY One Lincoln Street Boston, MA 02111	Fund Counsel KRAMER LEVIN NAFTALIS & FRANKEL LLP 1177 Avenue of the Americas New York, NY 10036

ISI STRATEGY FUND

You may obtain the following additional information about the Fund, free of charge, from your Securities Dealer or Fund Servicing Agent, by calling (800) 955-7175, or by visiting the Fund’s website at www.isifunds.com:

•  A statement of additional information (SAI) about the Fund that is incorporated by reference into and is legally part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

•  The Fund’s most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Call (202) 551-8090 to find out about the operation of the Public Reference Room). The EDGAR Database on the Commission’s Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520.

For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your Securities Dealer or Fund Servicing Agent.

Investment Company Act File No. 811-08291

STATEMENT OF ADDITIONAL INFORMATION

ISI STRATEGY FUND, INC.
(STRTX)

40 West 57th Street, 18th Floor
New York, New York 10019

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND’S PROSPECTUS DATED MARCH 1, 2011. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND’S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO, AND IS LEGALLY PART OF, THIS SAI.  A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT, OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 40 WEST 57th STREET, 18th FLOOR, NEW YORK, NEW YORK 10019, (800) 955-7175.

Statement of Additional Information Dated March 1, 2011

for

ISI Strategy Fund

GENERAL INFORMATION AND HISTORY

             ISI Strategy Fund, Inc. (the “Fund”) is an open-end, diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the “SEC”), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares: ISI Strategy Fund Shares (the “Shares”).

The Fund’s Prospectus contains important information concerning the Shares and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's principal underwriter (“ISI Group” or the “Distributor”), at (800) 955-7175, or from securities dealers authorized to sell Shares (each a “Participating Dealer”).  A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a “Shareholder Servicing Agent”). Some of the information required to be in this Statement of Additional Information (“SAI”) is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained elsewhere in the Fund’s registration statement filed with the SEC. Copies of the registration statement as filed may be obtained from the SEC by paying a duplicating charge or by visiting the SEC website at http://www.sec.gov .

            The Fund was incorporated under the laws of the State of Maryland on June 12, 1997. The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and its Shares under the Securities Act of 1933, as amended, and began operations on September 16, 1997.

INVESTMENT OBJECTIVE AND POLICIES

             The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through an active asset allocation strategy that involves apportioning the Fund's assets between investments in common stocks of U.S. issuers and securities issued by the U.S. Treasury (“U.S. Treasury Securities”). The Fund may invest in other securities, including securities index futures contracts and exchange traded funds, such as SPDR® S&P 500® ETF Trust (f/k/a Standard & Poor's Depository Receipts) (“S&P 500 SPDRs”), a unit investment trust (“UIT”) traded on NYSE Arca, Inc.

            The allocation of the Fund's assets will be reviewed periodically in light of forecasts made by the Fund’s investment advisor, International Strategy & Investment Inc. (“ISI” or the “Advisor”), and may be changed when ISI determines it appropriate.

            Los Angeles Capital Management and Equity Research, Inc. (“LA Capital” or the “Sub-Advisor”), will manage the equity portion of the Fund's portfolio. LA Capital focuses on building and maintaining portfolios based on the Wilshire 5000 Total Market Index (the “Wilshire 5000”) and other custom-structured U.S. equity applications.  In managing the common stocks in the Fund's portfolio, LA Capital will attempt to capture the return of the broad U.S. equity market. Ultimately, LA Capital seeks to have the performance of the Fund’s equity portfolio approximately resemble that of the Wilshire 5000, plus 1 to 2%, with volatility that from time to time may exceed that of the Wilshire 5000. The Wilshire 5000 consists of all U.S. equity securities with readily available price data and has grown, at times, to include over 5,000 issues.  In constructing the Fund's portfolio, LA Capital will utilize stock selection techniques that are intended to capture incremental return over and above the Wilshire 5000. The investment process involves over-weighting stocks that are viewed to have positive performance attributes and under-weighting stocks that are viewed to have a negative performance outlook. Deviations from a Wilshire 5000 characteristic profile are closely monitored and controlled as part of the management process. LA Capital may use securities index futures contracts and certain exchange traded funds to gain market exposure without purchasing individual stocks. For example, the Fund may invest in security index futures contracts on the Standard & Poor's 500® Index (the “S&P 500”) and the Russell 2000® Index as well as S&P 500 SPDRs and SPDR® S&P MidCap 400 ETF (f/k/a Standard & Poor's MidCap 400 Depositary Receipts).

             ISI will manage the U.S. Treasury Securities in the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital appreciation resulting from possible changes in interest rates will be a consideration in selecting U.S. Treasury Securities.  ISI will be free to take advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of such securities held in the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (less than five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis of Edward S. Hyman, Senior Economic Advisor of the Fund and Chairman of the Advisor. There can be no assurance that such economic analysis will accurately predict interest rate trends or that portfolio strategies based on the economic analysis of Mr. Hyman will be effective.

The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage.

             Except as specifically identified under “Investment Restrictions,” the investment policies described in this SAI are not fundamental, and the Board of Directors (the “Board” or “Directors”) may change such policies without an affirmative vote of a majority of the outstanding Shares (as defined in the section “Capital Shares”). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

Common Stocks

            The Fund will invest in common stocks of U.S. issuers, which are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of the common stocks held by the Fund will cause the value of the Shares to fluctuate.

S&P 500 SPDRs

The Fund may invest in shares of S&P 500 SPDRs. S&P 500 SPDRs represent a proportionate undivided interest in a basket of securities owned by the UIT, which consists of substantially all of the common stocks, in substantially the same weighting, as the component stocks of S&P 500. The performance of a S&P 500 SPDR is intended to track the performance of the component stocks of the S&P 500. The composition and weighting of the securities owned by the UIT will be adjusted from time to time to conform to periodic changes in the composition and relative weightings of the S&P 500. The Fund's investment in S&P 500 SPDRs will be subject to limitations on investment in other investment companies (see the section entitled “Investment Restrictions”). An investment in S&P 500 SPDRs is subject to the same risk of fluctuation in value as the basket of common stocks underlying the S&P 500 SPDR. In particular, the price at which the underlying S&P 500 SPDR securities may be sold and the value of the S&P 500 SPDR may be adversely affected if the secondary trading markets for the S&P 500 SPDRs are limited or absent. Additionally, the basket of common stocks underlying the S&P 500 SPDR may not exactly replicate the performance of the specified index because of transaction costs and other expenses. The basket of common stocks underlying the S&P 500 SPDR may also be unable to fully replicate the performance of the S&P 500 due to the temporary unavailability of certain underlying securities or due to other extraordinary circumstances.

U.S. Treasury Securities

The Fund may invest in U.S. Treasury Securities, which are considered among the safest fixed-income investments. Because of this added safety, the yields available from U.S. Treasury Securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities and for STRIPS (securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity). Changes in the value of U.S. Treasury Securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates may generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the average maturity of the U.S. Treasury Securities held by the Fund is longer.

Repurchase Agreements

             The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The seller under a repurchase agreement provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest equal to at least 102% of the cost of the repurchase agreement.  Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

When-Issued Securities

The Fund may purchase U.S. Treasury Securities at their current market value on a “when-issued” basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date, therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment.  The Fund will establish a segregated account with its custodian consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of its when-issued commitments. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action.  The U.S. Treasury Securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time the Fund makes the commitment to purchase or sell U.S. Treasury Securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the U.S. Treasury Securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in U.S. Treasury Securities purchased on a when-issued basis.

Futures Contracts

            The Fund may enter into securities index futures contracts in order to obtain exposure to certain market segments, facilitate allocation of investments among asset classes and hedge the portfolio's investments. A securities index futures contract effectively obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the trade is made. No physical delivery of the underlying stocks in the index is made. Securities index futures contracts (“Futures Contracts”) will be entered on domestic exchanges and boards of trade, subject to applicable Commodity and Futures Trading Commission (“CFTC”) Rules. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

             Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index “multiplier.” The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as “contract markets” by the CFTC, and must be executed through a futures commission merchant (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

             In connection with transactions in Futures Contracts, the Fund will be required to deposit as “initial margin” a specified amount of cash or short-term U.S. government securities. The initial margin required for a Futures Contract is set by the exchange on which the contract is traded with review and oversight by the CFTC. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the Futures Contract. The Fund will not enter into Futures Contracts, if immediately thereafter, the sum of the amounts of initial margin deposits on the Fund's open Futures Contracts entered into for other than “bona fide hedging” would exceed 5% of the value of the Fund's total assets.

             Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire common stocks, is to attempt to protect the Fund from market fluctuations, obtain exposure to a particular market or market segment without actually buying or selling securities, and/or facilitate the allocation of investments among asset classes. For example, if the Fund owns stocks replicating the Wilshire 5000, the Fund might sell index Futures Contracts based on such index as a hedge against market decline. The use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

 To the extent the Fund enters into Futures Contracts for these purposes, the assets in the segregated account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

             Participation in the futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. Gains and losses on Futures Contracts depend on the Sub-Advisor's ability to predict correctly the direction of securities prices, interest rates and other economic factors. For example, if the Fund has hedged against the possibility of a market decline and instead the market rises, the Fund will lose part or all of the benefit of the increased value of its securities portfolio which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

            Other risks associated with the use of Futures Contracts are (i) imperfect correlation between the price of Futures Contracts and movements in the prices of the securities underlying the index or of the securities being hedged in the case of bona fide hedging strategies; (ii) the fact that skills needed to use these investment strategies are different from those needed to select portfolio securities; (iii) the possible absence of a liquid secondary market for any particular instrument at any particular time; and (iv) the possible need to defer closing out certain positions to avoid adverse tax consequences. The risk that the Fund will be unable to close out a futures position will be minimized by only entering into Futures Contracts for which there appears to be a liquid exchange or secondary market. In addition, the possible risk of loss of trading Futures Contracts in certain strategies can be substantial, due to both the low margin deposits required and the high degree of leverage involved in futures pricing.

            Various additional risks exist with respect to the trading of Futures Contracts. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which Futures Contracts are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general market trends by the Sub-Advisor may still not result in a successful transaction.

Other Investments

            For temporary defensive purposes, the Fund may invest up to 100% of its assets in high quality, short-term money market instruments, and in notes or bonds issued by the U.S. Treasury or other agencies of the U.S. government. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1.	Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. government, its agencies and instrumentalities are not considered an industry);

2.
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. government, its agencies and instrumentalities;

3.
Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

4.	Invest in real estate or mortgages on real estate;

5.	Purchase or sell commodities or commodities contracts (except that the Fund may purchase or sell futures contracts based on underlying securities indexes);

6.
Act as an underwriter of securities within the meaning of the federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7.	Issue senior securities; or

8.
Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objective and policies.

The following investment restrictions are non-fundamental and may be changed by a vote of the majority of the Board. The Fund will not:

1.	Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

2.	Invest more than 15% of the value of its net assets in illiquid securities.

VALUATION OF SHARES AND REDEMPTIONS

Valuation of Shares

            The Fund’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day that the Exchange is open for business.  The Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to transmit orders from its customers after the Fund's close of business. So long as a third party receives an order prior to the close of the Exchange, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These “late day” agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

Redemptions

            The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

            Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund may make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described above under “Valuation of Shares” and such valuation will be made as of the same time the redemption price is determined.

 The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

Anti-Money Laundering Program

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law.  The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the   financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX CONSIDERATIONS

            The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

            The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company

The Fund intends to qualify for and elects to be treated as a “regulated investment company” ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.

In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, if any for each tax year, to its shareholders (the “Distribution Requirement”). If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

            The Fund may invest in securities that bear “original issue discount” or “acquisition discount” (collectively, “OID Securities”). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

            Although the Fund intends to distribute substantially all of its net investment company taxable income and capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.   Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  As of October 31, 2010, the Fund had capital loss carryforwards of $5,592,059, of which $989,548 expires October 31, 2016 and $4,076,771 expires October 31, 2017 and $525,740 expires October 31, 2018.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

            If the Fund fails to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Federal Excise Tax

 If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts not meeting the 98% threshold.  The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.

Fund Distributions

            Distributions of investment company taxable income are generally taxable to you as ordinary income, regardless of whether such distributions are paid to you in cash or you reinvest them in additional Shares, to the extent of the Fund's earnings and profits.  However, all or a portion of the Fund’s dividend distributions may be “qualified dividends.”  If a shareholder meets certain holding period requirements, qualified dividends are taxed at a maximum tax rate of 15%.  The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses (“net capital gains”). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon.  If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as a long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your Shares by an amount equal to the deemed distribution less the tax credit.

If the net asset value at the time you purchase Shares reflects undistributed investment company taxable income or realized capital gains, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

Distributions by the Fund that do not constitute ordinary income dividends or capital gains distributions will be treated as return of capital to the extent of the tax basis in your Shares.  Any excess will be treated as a gain from the sale of those Shares.  You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.  If prior distributions made by the Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

Ordinarily, you should include all dividends as income in the year of payment.  However, dividends declared in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

The Fund will provide you with an annual statement as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction and the percentage of qualified dividends. Estimated capital gain distribution information is available upon request during the month of December. Actual capital gains distributed to shareholders may differ from such estimated amounts.

Sale, Exchange or Redemption of Fund Shares

            The sale, exchange or redemption of Shares is a taxable event to you. Generally, any gain or loss on the sale, exchange or redemption of Shares will be a capital gain or loss that will be long-term if you have held the Shares for more than twelve months and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of Shares held for six months or less as a long-term capital loss to the extent of the amount of the prior capital gains distribution you received with respect to such Shares (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) Shares within the period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

If you (1) incur a sales load in acquiring Shares, (2) dispose of such Shares less than 91 days after they are acquired and (3) subsequently acquire Shares of another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the Shares disposed of, then the sales load on the Shares disposed of (to the extent of the reduction in the sales load on the Shares subsequently acquired) shall not be taken into account in determining gain or loss on such Shares but shall be treated as incurred on the acquisition of the subsequently acquired Shares.

In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at an applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service (“IRS”), or (3) have failed to certify to the Fund that you are not subject to backup withholding.

State and Local Taxes

            Depending upon state and local law, distributions by the Fund and the ownership of Shares may be subject to the state and local taxes. Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

Foreign Shareholders

Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business.  Typically, ordinary income dividends paid from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30% provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund.  Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person.  Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the IRS with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

MANAGEMENT OF THE FUND

             The overall business and affairs of the Fund is managed by its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board and the Fund’s officers are responsible for managing the Fund’s affairs and for exercising the Fund’s powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. The day-to-day operations of the Fund are delegated to the Fund's officers, the Advisor, the Sub-Advisor, the Distributor and the Fund's administrator. Seventy-five percent of the Directors of the Fund have no affiliation with the Advisor, the Sub-Advisor, the Distributor or the Fund's administrator.  Each Director and officer holds office until he resigns, is removed or a successor is elected and qualified.

Directors and Officers

             The following information is provided for each Director and officer of the Fund.  The first section of the table lists information for each Director who is not an “interested person” of the Fund (as defined in the 1940 Act) (an “Independent Director”).  The second section of the table lists information for each Director who is considered to be an “interested person” (an “Interested Director”), as the term is defined under the 1940 Act. Unless otherwise indicated, the address of each Director and officer is 40 West 57th Street, 18th Floor, New York, New York 10019.

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held By Director
Independent Directors:
W. Murray Jacques ISI, Inc. 40 West 57th Street 18th floor New York, NY 10019 (age 74)	Director; Chairman of Compensation Committee; Member of Audit and Compliance Committee and Nominating Committee	Since 2002	President of WMJ Consulting, LLC (real estate investment management company) (1999 to present); formerly, Principal of CM Coastal Development, LLC (real estate development) (2002 to 2006)	4	None
Louis E. Levy ISI, Inc. 40 West 57th Street 18th floor New York, NY 10019 (age 78)	Director and Chairman of the Board of Directors; Member of Nominating Committee and Compensation Committee; Member of Audit and Compliance Committee	Since 1994	Retired Partner of KPMG Peat Marwick (retired 1990); Scudder Group of Mutual Funds (retired 2005)	4	None
Edward A. Kuczmarski ISI, Inc. 40 West 57th Street 18th floor New York, NY 10019 (age 61)	Chairman of Audit and Compliance Committee Member of Audit and Compliance Committee Director; Chairman of Nominating Committee; Member of Compensation Committee	Since 11/2010 2007-11/2010 Since 2007	Certified Public Accountant and Partner of Crowe Horwath LLP (accounting firm) (1980-present)	4	Board Member of Reich & Tang Funds; Trustee of Empire Builder Tax Free Bond Fund
Interested Director*
R. Alan Medaugh ISI, Inc. 40 West 57th Street 18th floor New York, NY 10019 (age 67)	Director and President	Director since 2007; President since 1991	President of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Director of International Strategy & Investment Group Inc. (registered broker-dealer) (1991 to present)	4	None

*	Mr. Medaugh is deemed to be an Interested Director, as defined in the 1940 Act, because he is President of the Advisor and a Director of the Distributor.

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers:
Nancy R. Lazar ISI, Inc. 40 West 57th Street 18th floor New York, NY 10019 (age 53)	Vice President	Since 1997
Executive Vice President, Assistant Treasurer, and Secretary of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Executive Vice President, Assistant Treasurer and Secretary of International Strategy & Investment Group Inc. (registered broker-dealer) (1991 to present)

Thomas D. Stevens Los Angeles Capital Management and Equity Research, Inc. 11150 Santa Monica Blvd. Suite 200 Los Angeles, CA 90025 (age 61)	Vice President	Since 1997	Chairman and President of Los Angeles Capital Management and Equity Research, Inc. (registered investment advisor) (2002 to present)
Carrie L. Butler ISI, Inc. 40 West 57th Street 18th floor New York, NY 10019 (age 43)	Vice President	Since 1991	Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2000 to present)
Edward J. Veilleux 5 Brook Farm Court Hunt Valley, MD 21030 (age 67)	Vice President and Chief Compliance Officer	Vice President since 1992; Chief Compliance Officer since 2008
President of EJV Financial Services, LLC (mutual fund consulting company) (2002 to present); officer of various investment companies for which EJV Financial Services provides consulting and compliance services

Stephen V. Killorin ISI, Inc. 40 West 57th Street 18th floor New York, NY 10019 (age 57)	Chief Financial Officer, Treasurer and Vice President	Vice President since 2002; Chief Financial Officer since 2005; and Treasurer 2005-2008 and August 2010 to present
Executive Managing Director and Chief Financial Officer of International Strategy & Investment Inc. (registered investment advisor) (2000 to present); Executive Managing Director and Chief Financial Officer of International Strategy & Investment Group Inc. (registered broker-dealer) (2000 to present); Vice President of the Funds since 2002; Treasurer of the Funds (2005-2008 and August 2010 to present); Chief Financial Officer of the Funds since 2005; formerly Chief Compliance Officer of the Funds (until April 2008)

Margaret M. Beeler ISI, Inc. 40 West 57th Street 18th floor New York, NY 10019 (age 44)	Vice President and Secretary	Vice President since 1996; Secretary since 2004	Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2004 to present)

Heena Dhruv ISI, Inc. 40 West 57th Street 18th floor New York, NY 10019 (age 34)	Assistant Vice President	Since 2005
Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2005 to present); formerly, Associate Managing Director of International Strategy & Investment Inc. (2003 to 2005)

William Cox State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 (age 43)	Assistant Treasurer	Since 2010
Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company (2003 - present) and officer of various investment companies for which State Street provides mutual fund administrative services

David James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 (age 40)	Assistant Secretary	Since 2010
Vice President and Managing Counsel, State Street Bank and Trust Company (fund administrator, transfer agent and custodian) (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. 2006 to 2009; Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005; and officer of various investment companies for which State Street provides mutual fund administrative services

Eun An State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 (age 35)	Assistant Secretary	Since 2011	Associate Counsel and Assistant Vice President, State Street Bank and Trust Company (2008-present)

             Directors and officers of the Fund are also directors and officers of all of the other investment companies in the ISI Fund Complex advised by the Advisor or its affiliates. There are currently four funds in the ISI Family of Funds. With the exception of Mr. Stevens, each of the above named persons serves in the capacity noted above for each fund in the ISI Fund Complex.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as a Director of the Fund in light of the Fund’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, most of the Directors have served on boards for organizations other than the Fund, and have served on the Board for a number of years.  They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as directors in the interests of shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.  In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of the Fund.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below.  The information is not all-inclusive.  Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and to demonstrate commitment to shareholder interests.

Mr. Jacques has experience as a consultant and understands the various aspects and challenges involved in running a corporation.  Mr. Jacques has served for many years as a senior executive of WMJ Consulting, LLC, including as President, and as a principal of a real estate development company.  Mr. Jacques’ experience in these roles has exposed him to many of the business challenges which any business will face.  Mr. Jacques has over 9 years of experience on the boards of directors of the ISI Funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant.  Mr. Kuczmarski also currently serves as a director of other mutual funds.  In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Kuczmarski has over 27 years of experience on the boards of directors of other funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Levy has financial accounting experience as a former partner of KPMG Peat Marwick.  Mr. Levy also has extensive experience as a director for public companies.  In serving on these boards, Mr. Levy has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Levy also served as a director of another group of mutual funds and has over 7 years of experience on the boards of directors of the ISI Funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Medaugh is President of the Advisor.  Mr. Medaugh has intimate knowledge of the Advisor and the Fund, its operations, personnel and financial resources.  His position of responsibility at the Advisor, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.  Mr. Medaugh has 4 years of experience on the board of directors of the ISI Funds and therefore understands the regulation, management and oversight of mutual funds.

Leadership Structure and Risk Management Oversight

The Board has chosen to select different individuals as Chairman of the Board, Chairman of the Audit and Compliance Committee of the ISI Funds and as President of the ISI Funds. Currently, Mr. Levy, an Independent Trustee, serves as Chairman of the Board, Mr. Kuczmarski, an Independent Director, serves as Chairman of the Audit and Compliance Committee and Mr. Medaugh, an Interested Director and employee of the Advisor, serves as President of the ISI Funds. The Board believes that this leadership structure is appropriate, since Mr. Medaugh provides the Board with insight regarding the ISI Funds’ day-to-day management, while Mr. Levy and Mr. Kuczmarski each provide an independent perspective on the ISI Funds’ overall operation.

The Board has delegated management of the ISI Funds to service providers who are responsible for the day-to-day management of risks applicable to the ISI Funds. The Board oversees risk management for the ISI Funds in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the ISI Funds, detailing the results of the ISI Funds’ compliance with their Board-adopted policies and procedures, the investment policies and limitations of the ISI Funds, and applicable provisions of the federal securities laws and the Code. As needed, the Advisor discusses management issues with respect to the ISI Funds with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the ISI Funds. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the ISI Funds and offers advice to management, as appropriate. The Directors also meet in executive session with Independent counsel, counsel to the ISI Funds, the chief compliance officer and Independent Auditors and representatives of management, as needed. Through these regular reports and interactions, the Board oversees risk management issues for the ISI Funds, which are effected on a day-to-day basis by service providers to the ISI Funds.

Director Ownership in the ISI Funds

Name of Director	Dollar Range of Beneficial Ownership as of December 31, 2010 in the Fund (1) (2)	Aggregate Dollar Range of Ownership as of December 31, 2010 in all Funds Overseen by Director in the ISI Fund Complex (1) (2)
Independent Directors:
W. Murray Jacques	$10,001 – $50,000	$10,001 – $50,000
Louis E. Levy	$50,001 – $100,000	$50,001 – $100,000
Edward A. Kuczmarski	$10,001 – $50,000	$10,001 – $50,000
Interested Director:
R. Alan Medaugh	Over $100,000	Over $100,000

(1)   Securities beneficially owned as defined under the Securities Exchange Act of 1934 include securities in which the Director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the Director can exert voting power or has authority to sell.

(2)   The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, and over $100,000.  The ISI Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

Ownership of Securities of the Advisor and Related Companies

As reported to the Fund, as of December 31, 2010 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Sub-Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor, the Sub-Advisor or the Distributor.

Compensation of Directors and Officers

            Officers of the Fund receive no direct remuneration in such capacity from the Fund, except the Fund pays fees for the services of its Chief Compliance Officer.  Officers and Directors of the Fund who are officers or directors of the Advisor, the Sub-Advisor, the Distributor, the administrator or other service providers of the Fund may be considered to have received remuneration indirectly. As compensation for his services, each Independent Director receives a retainer and meeting fees (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from the ISI Fund Complex.  Payment of such fees and expenses is allocated among all of the funds in the ISI Fund Complex in direct proportion to their relative net assets.

             The following table shows the aggregate compensation paid to each of the Fund's Directors by the Fund and by the ISI Fund Complex during the fiscal year ended October 31, 2010.

Name of Director	Aggregate Compensation from the Fund Paid to Directors	Total Compensation from the Fund and ISI Fund Complex Paid to Directors
R. Alan Medaugh*	None	None
W. Murray Jacques	$4,750	$19,000 for service on 4 Boards in the ISI Fund Complex
Edward A. Kuczmarski	$4,750	$19,000 for service on 4 Boards in the ISI Fund Complex
Louis E. Levy	$6,250	$25,000 for service on 4 Boards in the ISI Fund Complex

*	Director who is an “interested person” as defined in the 1940 Act.

Information Concerning Committees and Meetings of Directors

The Board met four times during the fiscal year ended October 31, 2010 and each Director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such Director served.

The Fund has an Audit and Compliance Committee ("Audit Committee") consisting of Messrs. Levy, Jacques and Kuczmarski.  All members of the Audit Committee are Independent Directors.   Mr. Kuczmarski serves as Chairman of the Audit Committee.  During the fiscal year ended October 31, 2010, the Audit Committee met four times.  In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of fund accounting, the Fund's system of control, the Fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial reports and audits of the Fund.  The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any independent registered public accounting firm employed by the Fund (including resolution of disagreements between management and the accountants regarding financial reporting). The Audit Committee reviews and approves in advance any proposals by management of the Fund or the Advisor that the Fund, the Advisor, or their affiliated persons employ the Fund's independent registered public accounting firm to render "permissible non-audit services," as that term is defined in the rules and regulations of the SEC, and to consider whether such services are consistent with the independent accounting firm's independence.

The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski.  All members of the Nominating Committee are Independent Directors.  The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees recommended by shareholders.  The Committee did not meet during the fiscal year ended October 31, 2010.

The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski.  All members of the Compensation Committee are Independent Directors.  The Compensation Committee is responsible for reviewing the compensation paid to the Independent Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors.  The Committee met two times during the fiscal year ended October 31, 2010.

Code of Ethics

The Board has adopted a Code of Ethics for the Fund pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits access persons of the Fund to trade securities that may be purchased or held by the Fund in their own accounts, provided that the access persons comply with the provisions and reporting requirements of the Code of Ethics.

            The Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1.  These Codes of Ethics permit access persons of the Fund who are employees of the Advisor and Distributor to trade securities that may be purchased or held by the Fund in their own accounts, subject to compliance with reporting requirements.  In addition, these Codes of Ethics also provide for trading “blackout periods” that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions.  These Codes of Ethics prohibit short-term trading profits and personal investment in initial public offerings.  These Codes of Ethics require prior approval with respect to purchases of securities in private placements.

            The Sub-Advisor has also adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  The Code of Ethics permits access persons of the Fund who are employees of the Sub-Advisor to trade securities that may be purchased or held by the Fund in their own accounts, subject to compliance with reporting requirements.  The Code of Ethics also provides for pre-clearance of personal trades and prohibits personal investment in initial public offerings.  The Code of Ethics requires prior approval with respect to purchases of securities in private placements.

            The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY SERVICES

ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of September 12, 1997 (the “Advisory Agreement”).  LA Capital serves as the Fund’s sub-advisor pursuant to a Sub-Advisory Agreement among the Fund, ISI and LA Capital dated as of March 29, 2002.

ISI is a registered investment advisor that was formed in January 1991. ISI is owned by Messrs. Edward S. Hyman, the Fund’s Senior Economic Advisor, R. Alan Medaugh, the Fund's President and Director, and Nancy R. Lazar, a Vice President of the Fund.  Due to their stock ownership, Messrs. Hyman and Medaugh and Ms. Lazar may be deemed controlling persons of ISI.  The owners of ISI may directly or indirectly receive the benefits of the advisory fee paid to ISI.  ISI and International Strategy & Investment Group Inc. (“ISI Group” or the “Distributor”) are also the advisor and principal underwriter, respectively, to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., each an open-end management investment company.  These funds, along with the Fund, had approximately $410 million of net assets as of December 31, 2010.

            LA Capital, a California corporation, is a registered investment advisor with assets under management as of December 31, 2010, of approximately $6.7 billion across 53 equity portfolios.  LA Capital is primarily owned by Thomas D. Stevens, Hal W. Reynolds, Stuart K. Matsuda and David R. Borger.  The owners of LA Capital may directly or indirectly receive benefits from the sub-advisory fee paid to LA Capital.

            Under the Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchase and sale of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio (3) provides the Board with regular financial reports and analysis with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical, and financial information pertinent to the Fund, and (5) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. ISI has delegated responsibilities relating to the equity portion of the Fund's portfolio to LA Capital, provided that ISI continues to supervise the performance of LA Capital and report thereon to the Fund's Board. Any investment program undertaken by ISI or LA Capital will at all times be subject to the policies and control of the Fund's Board. Neither ISI nor LA Capital shall be liable to the Fund or its shareholders for any act or omission by ISI or LA Capital or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ISI and LA Capital to the Fund are not exclusive and both ISI and LA Capital are free to render similar services to others.

As compensation for its services, ISI is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. Advisory fees paid by the Fund to ISI under the Advisory Agreement for the last three fiscal years were as follows:

Fiscal Years Ended October 31,
2010	2009	2008
$231,426	$198,572	$290,246

As compensation for its services, LA Capital is entitled to receive a fee from ISI, payable out of ISI's advisory fee, calculated daily and payable monthly, at the annual rate of 0.16% of the Fund's average daily net assets. The fees paid by ISI to LA Capital under the Sub-Advisory Agreement for the last three fiscal years were as follows:

Fiscal Years Ended October 31,
2010	2009	2008
$92,607	$79,178	$120,282

The Advisory Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, at an in-person meeting called for such purpose, or by a vote of a majority of the outstanding Shares.  The Fund or ISI may terminate the Advisory Agreement on 60 days’ written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

Portfolio Managers

The Fund’s portfolio managers are R. Alan Medaugh of ISI and Thomas D. Stevens and Daniel E. Allen of LA Capital.  Mr. Medaugh is responsible for guiding the allocation of the Fund’s assets and managing the Fund’s portfolio of U.S. Treasury Securities.  Messrs. Stevens and Allen are responsible for managing the Fund’s portfolio of common stocks.  The following table indicates the other accounts managed by the portfolio managers as of October 31, 2010.

R. Alan Medaugh
Type of Account	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with an Advisory Fee Based on Performance	Total Assets of Accounts with an Advisory Fee Based on Performance
Registered Investment Companies:	3	$367,413,747	0	$ 0
Other Pooled Investment Vehicles:	12	$1,197,226,028	4	$145,742,278
Other Accounts:	0	$ 0	0	$ 0

Thomas D. Stevens
Type of Account	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with an Advisory Fee Based on Performance	Total Assets of Accounts with an Advisory Fee Based on Performance
Registered Investment Companies	17	$2,042,472,936	0	$ 0
Other Pooled Investment Vehicles	2	$ 208,509,303	2	$ 208,509,303
Other Accounts	35	$4,233,417,194	7	$1,199,714,808

Daniel E. Allen
Type of Account	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with an Advisory Fee Based on Performance	Total Assets of Accounts with an Advisory Fee Based on Performance
Registered Investment Companies	17	$2,042,472,936	0	$ 0
Other Pooled Investment Vehicles	2	$ 208,509,303	2	$ 208,509,303
Other Accounts	35	$4,233,417,194	7	$1,199,714,808

As an owner of ISI, Mr. Medaugh receives an annual draw of ISI’s profits plus a bonus paid out of ISI’s net income.  The bonus is based on Mr. Medaugh’s ownership interest in ISI.  Mr. Medaugh’s overall compensation is therefore influenced by the value of assets of the Fund and the other funds in the ISI Fund Complex.

As principals of LA Capital, the compensation of Messrs. Stevens and Allen include an annual salary, contributions to their profit sharing plans, and a percentage of profits of LA Capital.

As of October 31, 2010, Mr. Medaugh beneficially owned Shares of the Fund having a value of greater than $1,000,000.  As of October 31, 2010, neither Mr. Stevens nor Mr. Allen beneficially owned any Shares of the Fund.

ISI and LA Capital do not believe that material conflicts of interest arise as a result of a portfolio manager’s servicing of multiple accounts for the following reasons: (1) the management approach of ISI and LA Capital involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by ISI and LA Capital of portfolio allocation and best execution procedures, (3) the maintenance by ISI and LA Capital of Codes of Ethics that establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund; and (4) the nature of the management fee, performance based or not, has no bearing on how ISI or LA Capital manages a client account.  If a material conflict of interest arises between the Fund and other accounts managed by a portfolio manager, ISI and/or LA Capital will proceed in a manner that ensures that the Fund will not be materially treated less favorably.

ADMINISTRATION, FUND ACCOUNTANT, CUSTODIAN AND TRANSFER AGENT SERVICES

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, is the administrator of the Fund pursuant to the terms of the Amended and Restated Master Administration Agreement. Pursuant to the Master Administration Agreement, State Street is responsible for providing certain administrative services to the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For the performance of these administrative services, the Funds pay State Street an annual fee of $300,000. This fee is allocated among the Funds based on the relative net assets of each Fund.

Administration fees paid by the Fund to State Street for the past three fiscal years were as follows:

Fiscal Years Ended October 31,
For the period of August 9, 2010 to October 31, 2010	2009	2008
$9,203	N/A	N/A

State Street, One Lincoln Street, Boston, Massachusetts 02111, is custodian and fund accountant of the Fund’s investments pursuant to the terms of the Master Custodian Agreement.  As custodian, State Street is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund’s investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund.

Custodian and fund accounting fees paid by the Fund to State Street for the past three fiscal years were as follows:

Fiscal Years Ended October 31,
For the period of August 9, 2010 to October 31, 2010	2009	2008
$5,151	N/A	N/A

Prior to August 9, 2010, the Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60675, served as custodian of the Fund’s investments.

State Street also serves as transfer agent and dividend disbursing agent for the Fund pursuant to the terms of the Transfer Agency and Service Agreement. State Street maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests which includes the issuance, transfer and redemption of shares, opening, maintenance and servicing of shareholder accounts and paying distributions to shareholders of record.  State Street is registered as a transfer agent with the SEC.

Prior to August 9, 2010, Ultimus was the Fund’s transfer agent and distribution paying agent. Ultimus is registered as a transfer agent with the SEC.

Prior to August 9, 2010, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, served as the administrator and fund accountant of the Fund.  As administrator, Ultimus supplied non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  Ultimus supervised the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.  As fund accountant, Ultimus calculated the net asset value per share of the Fund and provided information necessary to prepare the Fund’s financial statements and tax returns.  For the performance of these administrative and fund accounting services, the ISI Fund Complex paid Ultimus a fee at the annual rate of 0.10% of the average value of its aggregate daily net assets up to $500 million, 0.075% of such assets from $500 million to $1 billion and 0.06% of such assets in excess of $1 billion, subject to a minimum fee of $500,000 per year.  Such fee was allocated among all of the funds in the ISI Fund Complex in direct proportion to their relative net assets.

            Administration and fund accounting fees paid by the Fund to Ultimus for the past three fiscal years were as follows:

Fiscal Years Ended October 31,
For the period of November 1, 2009 to August 8, 2010	2009	2008
$57,473	$58,343	$84,823

DISTRIBUTION OF FUND SHARES

Distribution Agreement and Rule 12b-1 Plan

            International Strategy & Investment Group, Inc. (“ISI Group” or the “Distributor”) serves as principal underwriter of the Fund pursuant to a Distribution Agreement effective September 12, 1997. The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers.  ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI.  The address of ISI Group is 40 West 57th Street, 18th Floor, New York, New York 10019.  R. Alan Medaugh,

Edward S. Hyman, Nancy R. Lazar and Stephen V. Killorin are affiliates of both the Fund and ISI Group.

The Distribution Agreement provides that ISI Group, on behalf of the Fund, will: (i) solicit and receive orders for the purchase of Shares; (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board for its review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

ISI Group continually distributes Shares but has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services provided by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

  The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined in the section “Capital Shares”) or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors.  The votes must be cast in person at a meeting specifically called for such purpose.  The Distribution Agreement was most recently approved by the Board, including a majority of the Independent Directors, on September 23, 2010.

            ISI Group has entered into Agency Distribution and Shareholder Servicing Agreements (“Agency Agreements”) with Participating Dealers under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

            In addition, the Fund may enter into Shareholder Servicing Agreements with certain banks and other financial institutions to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services.

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Shares.  The amount and applicability of such fee is determined by each individual dealer and disclosed to its customers.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

The Distributor, the Advisor or their affiliates may, from their own assets, make cash payments to some, but not all, Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or promote retention of their customers’ assets in the Fund.   These payments, sometimes referred to as “revenue sharing,” do not change the price paid by shareholders to purchase the Fund’s Shares or the amount the Fund receives as proceeds from such sales.  Revenue sharing payments may be made to Participating Dealers, Shareholder Servicing Agents and other financial intermediaries that provide services to the Fund or to shareholders of the Fund, including shareholder servicing, transaction processing, recordkeeping, sub-accounting and other administrative services.  Revenue sharing payments may also be made to Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for inclusion of the Fund on preferred or recommended lists and for granting the Distributor or its affiliates, access to sales meetings, sales representatives and management representatives of the Participating Dealers, Shareholder Servicing Agents or other financial intermediaries.  These fees may be in addition to any distribution, administrative or shareholder servicing fees or other fees or charges paid from the Fund’s assets to these Participating Dealers, Shareholder Servicing Agents or other financial intermediaries or by shareholders directly.

Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Distribution and Shareholder Service Plan (the “Plan”). Under the Plan, the Fund pays fees to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents.  The Plan will remain in effect from year to year if it is specifically approved at least annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 23, 2010.

            In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan is a core component of the ongoing distribution of the Shares.  The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Plan without the approval of the shareholders of the Fund. The Plan may be terminated at any time, without penalty, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Shares.

During the operation of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements.  Such reports shall be made by the persons authorized to make such payments. In addition, during the operation of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors.

            Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to Shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of its Shares is less than 0.25% of the Fund’s average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to Participating Dealers, Shareholder Servicing Agents and other sales personnel; and interest, carrying or other financing charges.

            As compensation for providing distribution and related administrative services as described above, the Fund pays ISI Group a monthly fee equal to the annual rate of 0.25% of the Fund's average daily net assets.  The Distributor may allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents.   Mr. Hyman and Ms. Lazar have a financial interest in the Plan due to their ownership interests in the Distributor.

  During the fiscal year ended October 31, 2010, the Fund paid $144,641 in distribution and shareholder service expenses under the Plan.

Receipt and Retention of Sales Charges

The offering price of Shares includes the relevant sales charge.  The commission retained by the Distributor is the sales charge less the reallowance paid to Participating Dealers.  Normally, reallowances are paid to Participating Dealers as indicated in the following table.

	Sales Charge as a % of
Amount of Purchase	Offering Price	Reallowance
Less than $100,000	3.00%	2.75%
$100,000 - $249,999	2.50%	2.25%
$250,000 - $499,999	2.00%	1.75%
$500,000 - $999,999	1.50%	1.25%
$1,000,000 - $1,999,999	0.75%	0.75%
$2,000,000 - $2,999,999	0.50%	0.50%
$3,000,000 and over	None	None

During the past three fiscal years, the Distributor received the following sales charges on sales of Shares, and from such sales charges, the Distributor retained the following commissions:

Fiscal Years Ended October 31,
2010		2009		2008
Received	Retained	Received	Retained	Received	Retained
$62,913	$6,014	$42,756	$3,760	$102,350	$14,583

Expenses Borne by the Fund

Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and SAIs of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Board meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel (including counsel to the Independent Directors) or independent accountants in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ISI Group or State Street.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC.  Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC within 60 days of the end of such period.  The Fund’s ten largest equity holdings are also disclosed to the public on a monthly basis via the ISI Funds’ website within 7 to 10 days of the end of each month.  You may request a copy of the Fund’s latest annual and semi-annual reports to shareholders by contacting the Fund’s transfer agent at One Lincoln Street, Boston, Massachusetts 02111, or at (800) 882-8585.  You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s website at www.sec.gov .

The Board has authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release.  The Advisor, LA Capital and State Street, the Fund’s administrator, transfer agent and custodian, have regular and continuous access to the Fund’s portfolio holdings.  In addition, the Distributor and the officers of the Fund, as well as proxy voting services, may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis.  The Fund’s independent registered public accounting firm receives nonpublic portfolio holdings information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to the Fund’s nonpublic portfolio holdings information on an as needed basis.  The Directors and legal counsel to the Fund and to the Independent Directors may receive information on an as needed basis.  Mailing services, financial printers and typesetters receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.  The Board may authorize additional disclosure of the Fund’s portfolio holdings.

The Fund’s Chief Compliance Officer may approve other arrangements under which information relating to portfolio securities held by the Fund or purchased or sold by the Fund is disclosed to any shareholder or other person.  The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The Chief Compliance Officer shall inform the Board of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Directors following such approval.

No compensation is paid to the Fund nor, to the Fund’s knowledge, paid to the Advisor or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Codes of Ethics of the Fund, the Advisor, the Sub-Advisor and the Distributor are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.  The Fund’s service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund’s portfolio holdings disclosure policy is periodically reviewed by the Board.  In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the Chief Compliance Officer will make an annual report to the Board.  In addition, the Board will receive any interim reports that the Chief Compliance Officer may deem appropriate.  Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, the Sub-Advisor, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

BROKERAGE

            ISI and LA Capital are responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers and negotiation of commission rates.

 Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ISI or LA Capital, as applicable, and the broker-dealers.  ISI and LA Capital may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, to ISI Group.

            In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with ISI Group in any transaction in which ISI Group acts as a principal.

            The primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and most favorable execution of orders. As described below, however, ISI and LA Capital may, in their discretion, effect agency transactions with broker-dealers that furnish statistical or other research information or services which are deemed by them to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ISI and LA Capital for clients other than the Fund. Similarly, any research services received by ISI and LA Capital through placement of portfolio transactions for other clients may be of value to them in fulfilling their obligations to the Fund.

No specific value can be determined for research and statistical services furnished without cost to ISI or LA Capital by a broker-dealer. ISI and LA Capital are of the opinion that because the material must be analyzed and reviewed by their staffs, its receipt does not tend to reduce expenses, but may be beneficial in supplementing their research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of their investment advice. In over-the-counter transactions, ISI and LA Capital will not pay any commission or other remuneration for research services. The policy of ISI and LA Capital is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in their opinion, this policy furthers the overall objective of obtaining best price and execution.  Subject to periodic review by the Board, ISI and LA Capital are also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above.  However, ISI and LA Capital have no current intention to do so. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

Subject to the above considerations, the Board has authorized the Fund to effect portfolio transactions through ISI Group. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to ISI Group must be “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.” Rule 17e-1 also contains requirements for the review of such transactions by the Board and requires ISI to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement does not provide for any reduction in the distribution fee to be received by ISI Group from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through ISI Group.

ISI and LA Capital manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ISI or LA Capital, as applicable.  ISI and LA Capital may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

The following table shows the aggregate brokerage commissions paid by the Fund during the past three fiscal years.

Fiscal Years Ended,
2010	2009	2008
$61,418	$58,334	$37,255

The following table lists the “regular broker-dealers” of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the market value of those securities as of the end of the Fund’s most recent fiscal year.

Regular Broker-Dealer	Type of Security	Market Value
J.P. Morgan Securities Inc.	Repurchase Agreement	$4,569,000
J.P. Morgan Securities Inc.	Common Stock	$ 857,249
Merrill Lynch, Pierce, Fenner & Smith Inc. (Bank of America)	Common Stock	$ 408,648
Morgan Stanley & Co. Incorporated	Common Stock	$ 114,700

CAPITAL SHARES

            Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share.  The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one class of Shares: ISI Strategy Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, each series will be treated as a separate entity.  Generally, each class of shares issued by a particular series will be identical to every other class, and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated among all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

            Shareholders of the Fund do not have cumulative voting rights and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board.  In such event, the remaining holders cannot elect any members of the Board.

            The Fund's By-laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

            There are no preemptive or conversion rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

            As used in this SAI, the term “majority of the outstanding Shares” means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICIES AND PROCEDURES

           A copy of LA Capital’s proxy voting procedures adopted on behalf of the Fund is included as Appendix A.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling (800) 955-7175 or on the SEC’s website at http://www.sec.gov .

COMPLIANCE SERVICES

EJV Financial Services, LLC provides compliance support services and the Chief Compliance Officer to the Fund.  Edward J. Veilleux, Vice President and Chief Compliance Officer of the Fund, is also a principal of EJV Financial Services, LLC.  During the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008, the Fund paid compliance fees of $10,752, $9,906 and $11,033, respectively, to EJV Financial Services, LLC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            The annual financial statements of the Fund are audited by its independent registered public accounting firm, BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103.

LEGAL MATTERS

            Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To Fund management's knowledge, as of February 1, 2011, the following shareholders owned beneficially or of record 5% or more of the Fund’s outstanding Shares:

Shareholder	Percentage of Fund Shares Owned
Raymond James & Associates Inc. FBO EBBA Iron, Inc. P.O. Box 877 Eastland, Texas 76448	7.10%
Edward S. Hyman, Jr. c/o ISI Group Inc. 40 West 57th Street 18th Floor New York, New York 10019	5.65%

             In addition, to Fund management’s knowledge, as of February 1, 2011, the Fund’s Directors and officers as a group owned 6.8% of the outstanding Shares of the Fund.

PORTFOLIO TURNOVER

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:

Fiscal Years Ended October 31,
2010	2009	2008
38%	55%	42%

FINANCIAL STATEMENTS

             The financial statements of the Fund, which have been audited by BBD, LLP, are incorporated herein by reference to the Fund’s Annual Report for the year ended October 31, 2010.

                                                                                                APPENDIX A

PROXY VOTING PROCEDURES

I.	INTRODUCTION

Los Angeles Capital Management (LACM) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II.	STATEMENT OF POLICIES AND PROCEDURES

A.	Client's Best Interest
LACM’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.  We are able to accomplish this by employing Glass, Lewis & Co. to act as an independent voting agent on our behalf, thereby minimizing any conflicts that could arise.  Glass, Lewis & Co. provides objective proxy analysis, voting recommendations and manages the operational end of the process, ensuring compliance with all applicable laws and regulations.

B.	Case-by-Case Basis
Although we have established guidelines which were developed in conjunction with Glass, Lewis & Co., and we have a pre-determined voting policy, we retain the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote.  The Proxy Committee may also be called on to vote a proxy that its third party provider cannot.  In these circumstances, three committee member votes are required.

C.	Conflicts of Interest
LACM has not identified any conflicts of interest that would affect the proxy voting process.  If at any time a material conflict arises it would be resolved in the best interest of clients.  We believe by employing Glass, Lewis & Co. to monitor and vote all proxies on our behalf, we are able to minimize the extent to which there may be a material conflict between LACM’s interests and those of our clients.  Most votes are based on a pre-determined policy while case by case votes are made by utilizing recommendations of Glass, Lewis & Co.

D.	Limitations

1.
Limited Value: LACM reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.
Special Considerations:  Certain accounts may warrant specialized treatment in voting proxies.  Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

a.	Mutual Funds

(1)	Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940.4

(2)	Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund.

(3)	Proxies of portfolio companies will be voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

b.	ERISA Accounts

(1)	Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

(2)
From time to time, LACM may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.

3.	Securities Lending Arrangements: LACM will not vote proxies for securities that participate in a securities lending program and are out on loan.

4.	Share blocking: LACM will abstain from voting shares of securities in a country that participates in share blocking because it is disruptive to the management of the portfolio.

E.	Client Direction
LACM recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings.  LACM will require that the contract provides for such direction including instructions as to how those votes will be managed in keeping with the client’s wishes particularly when it is different from the adviser's policies and procedures.

F.	Basis for Formulation
LACM has developed procedures and proxy voting guidelines that outline the general principals and philosophy behind our proxy voting program.  Specifically, LACM has contracted to have Glass, Lewis & Co. manage the proxy voting for all of the firm’s accounts.  In addition, LACM has adopted a procedures statement and a guideline statement which it has instructed Glass, Lewis & Co. to implement.

LACM may also incorporate information gathered from other sources beyond Glass, Lewis & Co.  These include:

1.	Source of Information: The adviser may conduct research internally and/or use the resources of an independent research consultant.

2.
Information: The adviser's policies and procedures may be based on the following information: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. Fortune 500 companies.

G.	Shareholder Activism
The firm does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues.

H.	Availability of Policies and Procedures
LACM will provide all clients with a copy of the policies and procedures upon request, however, please note they may be updated periodically.

I.	Disclosure of Vote
Clients may request at any time a copy of our voting records for their account by simply making a formal request to LACM.

1.
Clients:  LACM will make this information available to an advisory client upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business.  For further information, please contact Carin Madden of LACM at 310-479-9878 or operations@lacapm.com.

2.	Third Parties: LACM has a general policy of not disclosing to third parties how it (or its voting delegate) voted a client's proxy.

III.	RESPONSIBILITY AND OVERSIGHT

A.	Designated Individual or Committee
LACM has designated the Director of Operations the responsibility for administering the proxy voting process, and the Chief Compliance Officer the responsibility for its oversight.  In addition a Proxy Committee formally approves and reviews all proxy guidelines, votes independent proxies on a case by case basis, and meets to discuss any material issues regarding the proxy voting process.

B.	Duties of the Director of Operations, Chief Compliance Officer and/or the Proxy Committee.

1.	Develop, authorize, implement and update the policies and procedures;

2.	Oversee the proxy voting process;

3.	Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

4.	Engage and oversee the third-party vendor, Glass, Lewis & Co., to review, monitor, and/or vote proxies;

5.	The committee will meet as necessary to fulfill its responsibilities.

IV.	PROCEDURES

A.	Client Direction
LACM’s responsibility for voting proxies is determined generally by the obligations set forth under each advisory contract.

1.
ERISA Accounts:  Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Bulletin 94-2)

2.
Change in Client Direction: LACM, while accepting direction from clients on specific proxy issues for their own account, reserves the right to maintain its standard position on all other client accounts.

B.	Process of Voting Proxies

1.
Obtain Proxy:  Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly to Glass, Lewis & Co., the voting delegate.

2.	Match: Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.

3.	Categorize: Each proxy is reviewed and categorized according to issues and the proposing parties.

4.
Conflicts of Interest:  If the proxy committee identifies a potential conflict of interest between LACM and one of its clients, we will notify the client.  Upon notifying the client of the conflict and unless the client issues a specific directive to LACM on how to vote, LACM will vote in accordance with a pre-determined policy based on the recommendations of Glass, Lewis & Co.  If the client issues a directive that clearly creates a conflict of interest for LACM, the client will be given two options.  One option will be to vote its own proxy on that issue and the other will be to turn the decision over to another independent third party to vote.

5.	Vote: Glass, Lewis & Co. then votes the proxy in accordance with the firm's policies and procedures and returns the voted proxy to the issuer or its information agent.

6.
Review:  Glass, Lewis & Co. has the responsibility to ensure that materials are received by LACM in a timely manner.  In addition they monitor and reconcile on a regular basis the proxies received against holdings on the record date of client accounts over which we have voting authority.  This ensures that all shares held on the record date, and for which a voting obligation exists, are voted.

C.	Voting Delegate
LACM has engaged Glass, Lewis & Co. as a service provider to assist with administrative functions.

1.	Documentation: LACM will document its decision to delegate its voting authority to a third party. Glass, Lewis & Co. will notify LACM of any material changes to its conflict procedures.

2.	Final Authority: Despite the relationship with Glass, Lewis & Co., LACM retains final authority and fiduciary responsibility for proxy voting.

3.	Consistency: LACM has verified that Glass, Lewis & Co.'s procedures are consistent with LACM's policies and procedures.

4.	Reports: Glass, Lewis & Co. uses an online system where LACM has access to all proxy ballots and votes, therefore, we are able to generate any report, as needed, at any time.

D.	Recordkeeping

1.	Section 204: Glass, Lewis & Co. maintains all records of proxies voted pursuant to Section 204-2 of the Advisers Act.

2.	Contents

a.
As required by Rule 204-2(c): (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (4) a copy of any document created by LACM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and LACM’s written response to any (written or oral) client request for such records.

b.
For ERISA accounts, LACM is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether LACM is fulfilling its obligations. (DOL Bulletin 942) Retention may include:

(1)	issuer name and meeting;

(2)	issues voted on and record of the vote;

(3)	number of shares eligible to be voted on the record date; and

(4)	numbers of shares voted.

3.	Duration: Proxy voting books and records will be maintained at Glass, Lewis & Co., who will provide copies of those records promptly upon request, for a period of five years.

PART C
OTHER INFORMATION

ITEM 28.   EXHIBITS

(a)(1)
Articles of Incorporation — Incorporated by reference to Exhibit 1(a) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997

(a)(2)
Articles of Amendment to Articles of Incorporation — Incorporated by reference to Exhibit 1(b) to Registrant's Registration Statement on Form N-1A filed via EDGAR (Accession No. 950116-97-001293) on July 11, 1997

(b)	Amended and Restated By-Laws dated September 23, 2010 — Filed herewith as Exhibit (b)

(c)	Instruments Defining Rights of Securities Holders — Incorporated by reference to Articles of Incorporation and Bylaws of Registrant, previously filed via EDGAR

(d)(1)
Investment Advisory Agreement between Registrant and International Strategy & Investment Inc. — Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-98-000491) on February 26, 1998

(d)(2)
Sub-Advisory Agreement among Registrant, International Strategy & Investment,        Inc. and Los Angeles Capital Management and Equity Research, Inc. — Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 6 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001004402-02-000422) on September 30, 2002

(e)(1)
Distribution Agreement between Registrant and International Strategy & Investment Group Inc. — Incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-98-000491) on February 26, 1998

(e)(2)
Form of Agency Distribution and Shareholder Servicing Agreement between International Strategy & Investment Group Inc. and Participating Broker-Dealers — Incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 15 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000236) on February 28, 2008

(e)(3)	Form of Agency Distribution and Shareholder Servicing Agreement between International Strategy & Investment Group Inc. and Participating Broker-Dealers — Filed herewith as Exhibit (e)(3)

(f)	Bonus or Profit Sharing Contracts — None

(g)
Custody Agreement between Registrant and The Northern Trust Company — Incorporated by reference to Exhibit (g) of Post Effective Amendment No. 7 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001004402-03-000157) on February 28, 2003

(g)(1)	Master Custody Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (g)(1)

(g)(2)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (g)(2)

(g)(3)	Supplement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (g)(3)

(g)(4)	Supplement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (g)(4)

(h)
Mutual Fund Services Agreement between Registrant and Ultimus Fund Solutions, LLC —  Incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 15 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000236) on February 28, 2008

(h)(1)	Master Administration Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (h)(1)

(h)(2)	Amended and Restated Master Administration Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (h)(2)

(h)(3)	Amended and Restated Master Administration Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (h)(3)

(i)(1)
Opinion of Counsel — Incorporated by reference to Exhibit 3 of Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-99-001816) on September 30, 1999

(i)(2)	Consent of Counsel — Filed herewith as Exhibit (i)(2)

(j)	Consent of Independent Registered Public Accounting Firm — Filed herewith as Exhibit (j)

(k)	Omitted Financial Statements — None

(l)
Subscription Agreement re: initial capital — Incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 1 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-98-000491) on February 26, 1998

(m)
Distribution and Shareholder Service Plan — Incorporated by reference to Exhibit (m) of Post Effective Amendment No. 11 to Registrant's Registration Statement, filed via Edgar (Accession No. 0001275125-06-000078) on February 28, 2006

(n)	Multi-Class Rule 18f-3 Plan — None

(o)	Reserved

(p)(1)
Los Angeles Capital Management and Equity Research, Inc.’s Code of Ethics —  Incorporated by reference to Exhibit (p)(1) of Post Effective Amendment No. 18 to Registrant's Registration Statement, filed via Edgar (Accession No. 0001111830-10-000261) on March 1, 2010

(p)(2)
Registrant’s Code of Ethics — Incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 9 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001275125-04-000455) on December 30, 2004

(p)(2)(i)	Registrant’s Amended and Restated Code of Ethics — Filed herewith as Exhibit (p)(2)(i)

(p)(3)
International Strategy & Investment Inc.’s Code of Ethics — Incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 15 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000236) on February 28, 2008

(p)(4)
International Strategy & Investment Group Inc.’s Code of Ethics — Incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 15 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000236) on February 28, 2008

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. may be deemed to be under the common control with the Registrant as they share the same investment advisor, International Strategy & Investment Inc., a Delaware corporation.

ITEM 30.  INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a)(1) to this Registration Statement provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the

Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of  expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested directors of the Registrant, or an independent legal counsel in a written opinion, based on review of readily available facts.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

The following chart reflects the directors and officers of International Strategy & Investment Inc. (“ISI”), the Registrant's investment advisor, including their business connections during the past two years which are of a substantial nature. The address of ISI is 40 West 57th Street, 18th Floor, New York, New York 10019 and, unless otherwise indicated below, that address is the principal business address of any other company with which the directors and officers are connected.

NAME	ISI TITLE	OTHER BUSINESS CONNECTIONS
Edward S. Hyman, Jr.	Chairman, Treasurer and Assistant Secretary	Chairman/Director of International Strategy & Investment Group Inc.
R. Alan Medaugh	President	Director of International Strategy & Investment Group Inc.
Nancy Lazar	Executive Vice President, Secretary and Assistant Treasurer	Vice Chairman, Secretary and Director of International Strategy & Investment Group Inc.
James E. Moltz	Vice Chairman	None
Stephen V. Killorin	Chief Financial Officer and Chief Compliance Officer	Executive Managing Director/Chief Financial Officer and Chief Compliance Officer of International Strategy & Investment Group Inc.

The following chart reflects the directors and officers of Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”), the Fund’s investment sub-advisor, including their business connections during the past two years which are of a substantial nature. The address of LA Capital and each of the individuals listed below is 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025.

NAME	LA CAPITAL TITLE	OTHER BUSINESS CONNECTIONS
Thomas D. Stevens, CFA	Chairman and President	None
Hal W. Reynolds, CFA	Chief Investment Officer	None
Stuart K. Matsuda	Director of Trading	None
David R. Borger, CFA	Director of Research	None
Daniel E. Allen, CFA	Director of Global Equities	None
Steve Oetomo	Director of IT	None
Carin L. Madden	Director of Operations	None
Jennifer E. Reynolds	Chief Compliance Officer	None

ITEM 32.  PRINCIPAL UNDERWRITERS

(a)
International Strategy & Investment Group Inc. (the “Underwriter”) also acts as principal underwriter for Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., other registered investment companies.

(b)	The directors and officers of the Underwriter hold the following positions with the Registrant.

NAME	POSITION WITH UNDERWRITER	POSITION WITH REGISTRANT
Edward S. Hyman, Jr.	Chairman/Director	Senior Economic Advisor
Vinayak Singh	President	None
R. Alan Medaugh	Director	President and Director
Nancy R. Lazar	Vice Chairman/Secretary/Director	Vice President
Stephen V. Killorin	Executive Managing Director/Chief Financial Officer/Chief Compliance Officer	Vice President and Treasurer

The address of the Underwriter and each of the individuals in the table above is 40 West 57th Street, 18th Floor, New York, New York 10019.

(c)	Not applicable.

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

International Strategy & Investment Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, maintains physical possession of each such account, book or other document of the Registrant, except for those maintained by the Registrant's custodian, State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111; or by the Registrant’s sub-advisor, LA Capital, 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025; or by the Registrant’s administrator, State Street Bank and Trust Company (“State Street”), 4 Copley Place, 5th floor, Boston, MA 02116, or by the Registrant’s transfer agent, dividend disbursing agent and accounting services provider, State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Prior to August 9, 2010, the Northern Trust Company, 50 LaSalle Street, Chicago, Illinois 60675 served as the Registrant’s custodian and Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio  45246, served as the Registrant’s administrator, transfer agent, dividend disbursing agent and accounting services provider.

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI, LA Capital  and  State Street each maintain physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of the Registrant’s shares, and State Street maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

ITEM 34.  MANAGEMENT SERVICES

None.

ITEM 35.  UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”), as amended, and the Investment Company Act of 1940, as amended, the Registrant, ISI Strategy Fund, Inc. (the “Fund”) certifies that it meets all of the requirements for effectiveness of this amendment to the Fund’s registration statement under Rule 485(b) under the 1933 Act to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on February 28, 2011.

ISI STRATEGY FUND, INC.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President

Pursuant to the requirements of the 1933 Act, this Registration Statement for ISI Strategy Fund, Inc. has been signed below by the following persons in the capacities on the date(s) indicated:

Signature	Title	Date

/s/ R. Alan Medaugh	Director and President	February 28, 2011
R. Alan Medaugh	(Principal Executive Officer)

/s/ Stephen V. Killorin	Treasurer (Principal Financial	February 28, 2011
Stephen V. Killorin	and Accounting Officer)

*	Chairman and Director
Louis E. Levy

*	Director	/s/ Carl Frischling
W. Murray Jacques		Attorney-in-Fact*
February 28, 2011

*	Director
Edward A. Kuczmarski

INDEX TO EXHIBITS

Item 28(b)	Amended and Restated By-Laws dated September 23, 2010

Item 28(e)(3)	Form of Agency Distribution and Shareholder Servicing Agreement

Item 28(g)(1)	Master Custody Agreement between Registrant and State Street Bank and Trust Company

Item 28(g)(2)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company

Item 28(g)(3)	Supplement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company

Item 28(g)(4)	Supplement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company

Item 28(h)(1)	Master Administration Agreement between Registrant and State Street Bank and Trust Company

Item 28(h)(2)	Amended and Restated Master Administration Agreement between Registrant and State Street Bank and Trust Company

Item 28(h)(3)	Amended and Restated Master Administration Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010

Item 28(i)(2)	Consent of Counsel

Item 28(j)	Consent of Independent Registered Public Accounting Firm

Item 28(p)(2)(i)	Registrant’s Amended and Restated Code of Ethics